UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI (State or other jurisdiction of incorporation)	000-26020 (Commission File No.)	43-1641533 (IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant's telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information, and Exhibits

(c) Exhibits.

As described in Item 12 of this Report, the following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number        Description
(99.1)               Press Release dated August 3, 2004.

ITEM 12. Results of Operations and Financial Condition

On August 3, 2004, Applied Digital Solutions, Inc. issued a press release disclosing its financial results for the three and six-months ended June 30, 2004, which is set forth as Exhibit 99.1 to this Current Report.

The press release includes one or more non-GAAP financial measures within the meaning of Regulation G. With respect to each non-GAAP financial measure, the Company has disclosed the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure. The non-GAAP financial measures were presented in the press release because the Company's management believes that the non-GAAP financial results are meaningful to investors because they provide a consistent comparison of prior period results.

The information contained in this Current Report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this Report shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

By:	/s/ Evan C. McKeown
Name: Evan C. McKeown
Title: Senior Vice President and Chief Financial Officer

Dated: August 4, 2004

INDEX TO EXHIBITS
Exhibit Number        Description
99.1              Copy of Press Release dated August 3, 2004.